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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                     -------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): December 13, 2002


                                  OMTOOL, LTD.
             (Exact Name of Registrant as Specified in its Charter)

         DELAWARE                    0-22871                   02-0447481
      (State or Other              (Commission             (I.R.S. Employer
Jurisdiction of Incorporation)     File Number)           Identification No.)


        8A INDUSTRIAL WAY
             SALEM, NH                                           03079
(Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code: (603) 898-8900


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ITEM 5.  OTHER EVENTS.

       On December 12, 2002, Omtool, Ltd. (the "Company" or "Omtool") issued a press release announcing that it plans to hold a special meeting of its stockholders in order to solicit approval of its proposal that would give the Board of Directors authority to effect a reverse stock split of up to one-for-ten shares of Omtool's common stock. The final determination of whether to implement the reverse stock split, as well as the actual exchange ratio will be determined by Omtool's Board of Directors following stockholder approval.

       A copy of the press release issued by the Company on December 12, 2002 concerning the foregoing matters is filed herewith as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

       (a) Financial Statements of Business Acquired: None required.

       (b) Pro Forma Financial Information: None required.

       (c) EXHIBITS:


       99.1    Press Release of the Company, dated December 12, 2002.

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                                    SIGNATURE


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         OMTOOL, LTD.


Date: December 13, 2002                  By: /s/ TIMOTHY P. LOSIK
                                            ------------------------------------
                                            Timothy P. Losik
                                            Vice President, Chief Financial
                                            Officer, Chief Operating Officer,
                                            Secretary and Treasurer

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                                  EXHIBIT INDEX


EXHIBIT NO.    DESCRIPTION OF EXHIBIT
-----------    ----------------------
  99.1         Press Release of the Company, dated December 12, 2002.